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                                   EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation by reference of our report dated July 30, 1996 included in this Form 10-K and into the Company's previously filed Registration Statements on Form S-8.


ARTHUR ANDERSEN LLP

Houston, Texas

September 16, 1996